UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) May 2, 2012


                                   VUMEE INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                       000-53910                  35-2340897
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

9817 N. 95TH ST., #105, SCOTTSDALE, ARIZONA                         85258
  (Address of principal executive offices)                        (Zip Code)

                                 1-800-854-0654
              (Registrant's telephone number, including area code)

                                 PAPERWORKS INC.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 7, 2012 we entered into a share exchange agreement with Data Pangea LLC, Florida limited liability company, doing business as VuMee. VuMee allows people with a social fanbase ("Celebrities") the ability to generate revenue by uploading, non-exclusive and exclusive content from their mobile device, to their social networks, ie: Facebook and Twitter, etc. The VuMee platform allows Celebrities to grow their brand by way of the cross-pollinization of VuMee's cumulative celebrity fan base.

The following is a brief description of the terms and conditions of the share exchange agreement that are material to us:

     1. no material adverse change will occur with the business or assets of our company or Data Pangea since the effective date of the share exchange agreement;

     2. our company and Data Pangea will be reasonably satisfied with their respective due diligence investigation of each other;

     3. Upon closing of the share exchange, current Data Pangea members will be issued 30,001,000 shares of our company in exchange for their interests in Data Pangea.

     4. Upon closing our current director will appoint certain officers from Data Pangea as officers of our company, and we will accept the resignation of Rhoda Rizkalla as an officer of our company, and Data Pangea will acquire/cancel certain currently issued and outstanding shares held by Ms. Rizkalla

Due to conditions precedent to closing, including those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the share exchange as contemplated in the share exchange agreement.

The share exchange agreement is attached as Exhibit 2.1 to this Current Report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

ITEM 7.01 REGULATION FD DISCLOSURE

On May 2, 2012, Paperworks Inc. (the "Company", "we", "us") filed Articles of Merger with the Nevada Secretary of State to change the name of the Company to "VuMee Inc.", to be effected by way of a merger with its wholly-owned subsidiary VuMee Inc., which was created solely for the name change.

Also on May 2, 2012, the Company filed a Certificate of Change with the Nevada Secretary of State to give effect to a forward split of the Company's authorized and issued and outstanding shares of common stock on a 10 new for one (1) old basis and, consequently, the Company's authorized capital shall increase from 75,000,000 to 750,000,000 shares of common stock and the Company's issued and outstanding shares of common stock shall increase from 6,000,000 to 60,000,000 shares of common stock, all with a par value of $0.001.

These amendments became effective on May 8, 2012 upon approval from the Financial Industry Regulatory Authority ("FINRA").

The forward split and name change became effective with the Over-the-Counter Bulletin Board at the opening of trading on May 8, 2012 under the symbol "PPKSD". The "D" will be placed on our ticker symbol for 20 business days. After 20 business days, our new symbol will be "VUME". Our new CUSIP number is 92922C105.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

2.1    Share Exchange Agreement dated May 7, 2012 with Data Pangea LLC.

3.1    Articles of Merger

3.2    Certificate of Change

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VUMEE INC.


/s/ Rhoda Rizkalla
-------------------------------------
Rhoda Rizkalla
President and Director

Date: May 9, 2012

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